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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 20, 2017 (June 19, 2017)

Teladoc, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37477 (Commission File Number)	04-3705970 (IRS Employer Identification No.)

2 Manhattanville Road, Suite 203, Purchase, New York, 10577
(Address of principal executive offices) (Zip Code)

(203) 635-2002
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 19, 2017, Teladoc, Inc. (the "Company") and Barolo Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Best Doctors Holdings, Inc. ("BDHI"), Shareholder Representative Services LLC, in its capacity as the Stockholder Representative thereunder, BBH Capital Partners IV, L.P. and BBH Capital Partners QP IV, L.P., pursuant to which the Company agreed to acquire BDHI.

        The acquisition of BDHI will be accomplished by means of the merger (the "Merger") of Merger Sub with and into BDHI, with BDHI continuing as the surviving corporation (the "Surviving Corporation") and a direct, wholly owned subsidiary of the Company. As a result of the Merger, former holders of capital stock of BDHI and options to purchase capital stock of BDHI (collectively, the "Equityholders") will receive a pro rata share of (a) $375 million in cash, with such cash amount being subject to a customary adjustment based on, among other things, the amount of cash, debt and working capital in the business at the closing date and (b) a number of shares of common stock of the Company (the "Shares") determined by dividing $65 million by the average volume-weighted trading price on the New York Stock Exchange for one share of the common stock of the Company for the five full trading days ending on and including the full trading day immediately prior to the completion of the transaction.

        The Merger Agreement contains customary representations, warranties and covenants by BDHI, the Company and Merger Sub. The parties have agreed to indemnify each other for breaches of representations, warranties and covenants. The completion of the transaction is subject to the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other customary closing conditions. The transaction does not require approval of the Company's stockholders and is not subject to any financing contingency.

        The Merger Agreement may be terminated under certain circumstances, including by either party if the transaction has not been completed by August 12, 2017. The Company currently anticipates that the transaction will be completed in July 2017.

        The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto. The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement as statements of factual information.

        This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Shares will only be issued in a private placement pursuant to the terms of the Merger Agreement.

Item 3.02.    Unregistered Sales of Equity Securities.

        Pursuant to the Merger Agreement, the Company has agreed, subject to the terms and conditions of the Merger Agreement, to issue the Shares at the closing of the transaction. The issuance of the Shares at the closing of the transaction is expected to be exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506 promulgated under Regulation D under the Securities Act.

Item 7.01.    Regulation FD Disclosure.

        The Company issued a press release on June 19, 2017 announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

        Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation to be used by the management team of the Company in a presentation to investors (the "Investor Presentation"). The Company intends to post the Investor Presentation in the "Investor Relations" section of its website at http://www.teladoc.com. The Company reserves the right to discontinue the availability of the Investor Presentation at any time.

        The information in this Item 7.01 and Exhibits 99.1 and 99.2 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
The following exhibit is filed as part of this report:
2.1
Agreement and Plan of Merger, dated as of June 19, 2017, by and among Teladoc, Inc., Barolo Acquisition Corp., Best Doctors Holdings, Inc., Shareholder Representative Services LLC, as stockholder representative, BBH Capital Partners IV, L.P. and BBH Capital Partners QP IV, L.P.*
The following exhibits are furnished as part of this report:
99.1	Press Release issued by Teladoc, Inc., dated June 19, 2017
99.2	Investor Presentation, dated June 19, 2017

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

Cautionary Statement Regarding Forward-Looking Statements

        This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning the Company, BDHI, the proposed acquisition of BDHI and other matters. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding the intended acquisition of BDHI, future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

        Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of the Company and BDHI. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the acquisition of BDHI, including failure to obtain applicable regulatory approvals in a timely manner or at all, integration risks, exposure to international operations and failure to achieve the anticipated benefits of the acquisition; (ii) changes in laws and regulations applicable to our business model; (iii) changes in market conditions and receptivity to our services and offerings; (iv) results of litigation; (v) the loss of one or more key clients; and (vi) changes to our abilities to recruit and retain qualified providers into our network. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

        Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.
Date: June 20, 2017	By:	/s/ ADAM C. VANDERVOORT
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
The following exhibit is filed as part of this report:
2.1
Agreement and Plan of Merger, dated as of June 19, 2017, by and among Teladoc, Inc., Barolo Acquisition Corp., Best Doctors Holdings, Inc., Shareholder Representative Services LLC, as stockholder representative, BBH Capital Partners IV, L.P. and BBH Capital Partners QP IV, L.P.*
The following exhibits are furnished as part of this report:
99.1	Press Release issued by Teladoc, Inc., dated June 19, 2017
99.2	Investor Presentation, dated June 19, 2017

*
Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 3.02. Unregistered Sales of Equity Securities.
  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX